UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Soliciting Material Pursuant to § 240.14a-12

REXAHN PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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REXAHN PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 10, 2013

To our shareholders:

Notice is hereby given that the Annual Meeting of the Shareholders (the “Annual Meeting”) of Rexahn Pharmaceuticals, Inc. (the “Company”) will be held on June 10, 2013, at 10:00 a.m. (local time), at the Company’s corporate headquarters, located at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850.  The Annual Meeting is called for the following purposes:

1.           To elect seven (7) directors to a term of one year each, or until their successors have been elected and qualified;

2.           To ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013;

3.           To consider and approve the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan.

4.           To consider and take action upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed April 18, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

Internet Availability of Documents. You may access a copy of the proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012 at www.rexahn.com under the “Investor Relations” link and at http://materials.proxyvote.com/761640. On or about May 1, 2013 we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders whose shares were registered in the name of a bank or broker that is a client of Broadridge Financial Solutions (“Broadridge”) at the close of business on April 18, 2013.  At the same time we will provide these shareholders with Internet access to our proxy materials and will begin mailing printed copies of the proxy statement to our remaining shareholders. We filed our proxy materials with the Securities and Exchange Commission on April 22, 2013.

Voting. If you are a shareholder whose shares are registered in the name of a bank or broker that is a client of Broadridge as of the Record Date, you may vote in any of the following ways:

a.           Electronically at www.proxyvote.com.  You will need to enter your control number in order to vote in this manner.  It can be found in the Notice.
b.           By mail.
c.           In person.

All other shareholders may vote their proxies by mail or in person or, if their shares are registered in the name of a bank or broker that is not a client of Broadridge, give voting instructions in accordance with such bank or broker’s requirements.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to either vote electronically at www.proxyvote.com or sign, date and return the enclosed proxy card promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors,

Chang H. Ahn
Chairman of the Board of Directors

April 22, 2013

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be Held on June 10, 2013

Copies of our Proxy Materials, consisting of the Notice of Annual Meeting, the Proxy Statement and our 2012 Annual Report are available at www.rexahn.com.

REXAHN PHARMACEUTICALS, INC.

15245 Shady Grove Road, Suite 455
Rockville, Maryland 20850
(240) 268-5300

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held June 10, 2013

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Rexahn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Shareholders to be held at the Company’s corporate headquarters located at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850, on June 10, 2013, at 10:00 a.m. (local time) and for any postponement, or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

As permitted by rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials (the “Proxy Materials”), consisting of the Notice of the Annual Meeting, the Proxy Statement, the proxy card (the “Proxy Card”), and our 2012 Annual Report by notifying shareholders who hold their shares in “street name” with a broker or bank that is a client of Broadridge Financial Services (“Broadridge”) as of the Record Date of their availability on the Internet.  The Notice of Internet Availability of Proxy Materials (the “Notice”), which contains instructions on how to access this Proxy Statement and our annual report online, is first being mailed to these shareholders on or about May 1, 2013.  If you received a Notice by mail, you will not receive a printed copy of the Proxy Materials in the mail unless you request them.  To request a printed copy of the Proxy Materials, follow the instructions included in the Notice.

We are providing access to our Proxy Materials by sending all other shareholders a printed copy of the full set of Proxy Materials by mail.  These full sets of Proxy Materials will first be mailed to such shareholders on or about May 1, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE
HELD ON JUNE 10, 2013

Copies of our Proxy Materials, consisting of the Notice of Annual Meeting, the Proxy Statement and our 2012 Annual Report, are available at www.rexahn.com.

Upon written request, we will provide, without charge, a copy of our Proxy Statement, the 2012 Annual Report, and Proxy Card to any shareholders of record, or to any shareholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on the Record Date. Any request for a copy of this proxy should be mailed to Tae Heum Jeong, 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850.

Questions and Answers about the Proxy Materials and Annual Meeting

Q:            Why are these materials being made available to me?

A:            If the shares you own are held in “street name” with a bank or broker that is a client of Broadridge as of the Record Date, the Board of Directors of the Company is making these Proxy Materials available to you solely on the Internet, or sending printed Proxy Materials to you upon your request, beginning on or about May 1, 2013, in connection with the Board of Directors’ solicitation of proxies for the Annual Meeting.  The Annual Meeting will take place at 10:00 a.m. local time on Monday, June 10, 2013 at the Company’s corporate offices, 15245 Shady Grove Road, Suite 455, Rockville, MD 20850.  The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process and certain other required information.  The Company’s 2012 Annual Report to Shareholders is also available on the Internet and a printed copy will be mailed to shareholders upon their request.  The Company is mailing printed Proxy Materials, including the 2012 Annual Report, to all other shareholders.

Q:            Why did I receive a Notice of the Internet Availability of the Company’s Proxy Materials (the “Notice”), instead of a full set of printed Proxy Materials?

A:            Recent rules adopted by the SEC allow us to provide access to our Proxy Materials over the Internet instead of mailing a full set of such materials to shareholders.  We have sent the Notice only to shareholders whose shares are registered in the name of a bank or broker that is a client of Broadridge as of the Record Date.  These shareholders may access our Proxy Materials over the Internet using the directions set forth in the Notice and, by following the instructions in the Notice, these shareholders may request that a full set of printed Proxy Materials be sent to them.  We have chosen to send the Notice to these shareholders, instead of automatically sending a full set of printed copies to all shareholders because Broadridge has the capability to provide this service and we can reduce the impact of printing our Proxy Materials on the environment and save on the costs of printing and mailing incurred by the Company.  We are sending printed Proxy Materials to all other shareholders.

Q:            How do I access the Company’s Proxy Materials online?

A:            The Notice provides instructions for accessing the Proxy Materials for the Annual Meeting over the Internet, and includes the Internet address where those materials are available.  The Company’s Proxy Statement for the Annual Meeting and 2012 Annual Report to Shareholders can also be viewed on the Company’s website at www.rexahn.com.

Q:            If I received a Notice, how do I request a paper copy of the Proxy Materials?

A:            With respect to the shareholders who receive a Notice, a paper copy of the Company’s Proxy Materials will be made available at no cost to you, but it will only be sent to you if you request it.  To request a paper copy of the Proxy Materials follow the instructions on the Notice which you received.  You will be able to submit your request for copies of the Proxy Materials by sending an email to the email address set forth in the Notice, by going to the Internet address set forth in the Notice or by calling the phone number provided in the Notice.

Q:            What shares owned by me can be voted?

A:            All shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) owned by you as of April 18, 2013 (the “Record Date”) may be voted by you.  Each share of Common Stock is entitled to one vote.  These shares include those (1) held directly in your name as the shareholder of record (“Shareholders of Record”), and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:            What is the difference between holding shares as a Shareholder of Record and as a beneficial owner?

A:            As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s Transfer Agent (“Transfer Agent”), you are considered, with respect to those shares, the Shareholder of Record.  As the Shareholder of Record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and your broker or nominee is considered, with respect to those shares, the Shareholder of Record.  As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the Shareholder of Record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee.  Your broker or nominee has provided voting instructions for you to use.  If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

Q:            Effect of Not Casting Your Vote

A:            If you hold your shares in street name in a brokerage account, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal No.1 of this Proxy Statement) and the approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan (Proposal No. 3 of this Proxy Statement).  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your broker was allowed to vote those shares on your behalf in the election of Directors as it felt appropriate.  Recent changes in regulations have taken away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you are a beneficial owner and you do not instruct your broker how to vote on Proposals No. 1 and 3, no votes will be cast on your behalf.  Your broker will, however, continue to have discretion to vote any uninstructed shares on “discretionary” matters such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 2 of this Proxy Statement).

If you are a Shareholder of Record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.  If you are a Shareholder of Record and you properly sign and return your Proxy Card, your shares will be voted as you direct.  If no instructions are indicated on such Proxy Card and you are a Shareholder of Record, shares represented by the proxy will be voted “FOR” all the director nominees, “FOR” the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2013, and “FOR” the approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan.

Q:            What is the Record Date?

A:            The Record Date is April 18, 2013.  Only holders of Common Stock of record as of the close of business on this date will be entitled to vote at the Annual Meeting.

Q:            How many shares are outstanding?

A:            As of the Record Date, the Company had approximately 119,428,929 shares of Common Stock outstanding.

Q:            What am I voting on?

A:            You are being asked to vote on (i) the election of seven (7) directors to the terms described in the Proxy Statement, (ii) the ratification of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013, and (iii) the approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan.

Q:            How do I vote?

A:            You may vote electronically if you received the Notice or by mail or in person at the Annual Meeting.  To vote electronically, please go to www.proxyvote.com.  You will then be prompted to enter your control number which was previously assigned to you. To vote by mail, please sign your Proxy Card and mail it in the enclosed, prepaid and addressed envelope.  We will pass out written ballots to anyone who is eligible to vote at the Annual Meeting.  If you hold your shares through a brokerage account (street name), you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.

Q:            What does it mean if I receive more than one Proxy Card?

A:            It means that you have multiple accounts at the transfer agent and/or with stockbrokers.  Please sign and return all Proxy Cards to ensure that all your shares are voted.

Q:            How many votes do you need to hold the meeting?

A:            Forty percent either in person or by proxy, of the Company’s issued and outstanding shares of Common Stock as of the Record Date must be present at the meeting in order to hold the Annual Meeting and conduct business.  This is called a quorum.

Q:            What if I abstain from voting?

A:            Abstentions with respect to a proposal are counted as present or represented by proxy for purposes of establishing a quorum.  If a quorum is present, abstentions have no effect on the outcome of the vote for directors, but will count as a vote against the ratification of the Company’s independent auditors.

Q:            How many votes must the nominees have to be elected?

A:            In order for a director to be elected, he must receive the affirmative vote of a plurality of the shares voted.

Q:            Where can I find the voting results of the Annual Meeting?

A:            The Board of Directors will announce the voting results at the Annual Meeting.  The Board of Directors will also publish the results in a current report on Form 8-K within four business days after the date of the Annual Meeting.  The Board of Directors will file that report with the SEC, and you can get a copy:

●	by contacting Rexahn’s corporate offices via phone at (240) 268-5300 or by e-mail at ir@rexahn.com; or

●	through the SEC’s EDGAR system at www.sec.gov or by contacting the SEC’s public reference room at 1-800-SEC-0330.

VOTING SECURITIES

Shareholders of Record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting on all matters.  Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting.  Forty percent of the issued and outstanding shares of Common Stock represented at the Annual Meeting, in person or by proxy, shall constitute a quorum.

All shareholders may vote by completing and signing the enclosed Proxy Card and returning it promptly in the enclosed postage prepaid, addressed envelope, or at the Annual Meeting in person.  Beneficial owners whose shares are registered in the name of a bank or broker that is a client of Broadridge as of the Record Date have the additional option of voting via the internet at www.proxyvote.com by following the instructions contained on that website and using the 12 digit Individual Control Number available on the Notice. Proxy Cards properly executed and delivered by shareholders (by mail or via the Internet) and timely received by us will be voted in accordance with the instructions contained therein.  If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a Proxy Card by mail, unless you are revoking your proxy.

Your vote is important.  Accordingly, we urge you to properly execute and deliver a Proxy Card whether or not you plan to attend the Annual Meeting.  If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.  If you are a Shareholder of Record, you may revoke your proxy at any time before it is voted by signing and submitting a new Proxy Card with a later date, or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not have the effect of revoking the proxy unless you forward written notice to the Secretary of the Company at the above stated address or the shareholder votes by ballot at the Annual Meeting.  If you are a beneficial owner, you will need to request a proxy from the bank or broker and bring it with you to vote at the Annual Meeting.

The Internet proxy voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their proxy instructions and to confirm that those instructions have been properly recorded.  Shareholders authorizing proxies or directing the voting of shares by the Internet should understand that there may be costs associated with electronic access, such as usage charges from access providers and telephone companies, and those costs must be borne by the shareholder.

If you properly sign and return your Proxy Card or complete your proxy via the Internet, your shares will be voted as you direct. IF NO INSTRUCTIONS ARE INDICATED AND YOU ARE A SHAREHOLDER OF RECORD, THE COMMON STOCK REPRESENTED THEREBY WILL BE VOTED (I) “FOR” ALL THE DIRECTOR NOMINEES, (II) “FOR” THE RATIFICATION OF THE APPOINTMENT OF PARENTEBEARD LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013, AND (III) “FOR” APPROVAL OF THE REXAHN PHARMACEUTICALS, INC. 2013 STOCK OPTION PLAN.

Each of the seven nominees for director receiving a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with a quorum present shall be elected.  There is no cumulative voting for our directors or otherwise.  Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is necessary to (i) ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013, and (ii) approve the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan.  Thus, an abstention from voting on these proposals will have the same legal effect as a vote “against” the proposals.

The proposal to approve the appointment of independent auditors is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Annual Meeting. In contrast, the election of directors and the approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on it. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining a quorum.

Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board of Directors or the chairman of the Annual Meeting.  If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The enclosed Proxy Card requests authority for the proxy holders, in their discretion, to vote the shareholders’ common shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, Proxies received pursuant to this Proxy Statement will be voted in the same manner described in this Proxy Statement with respect to the original meeting.

If a broker indicates on its proxy that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the beneficial owner of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters such as the ratification of the appointment of our independent registered public accounting firm, even if the holder does not receive voting instructions from you. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters such as the election of directors and the approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan.  Shares represented by proxies that are marked vote “withheld” with respect to the election of any nominee will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares. Shares represented by proxies that are marked “abstain” with respect to any other mater to be voted upon at the annual meeting will have the effect of a negative vote.

The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed Notice of Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The table below sets forth the beneficial ownership of common stock as of April 18, 2013 by the following individuals or entities:

●	each person, or group of affiliated persons, known to us to beneficially own 5% or more of the outstanding common stock;

●	each director;

●	each executive officer; and

●	all of the directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC.  Except as indicated by footnote and subject to community property laws where applicable, each person or entity named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by him, her or it.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that will be subject to options held by that person that are exercisable as of April 18, 2013, or will become exercisable within 60 days thereafter are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

	Shares of Rexahn Pharmaceuticals Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares		Percentage
Directors and Executive Officers*:
Chang H. Ahn	8,813,924	(1)	7.38%
Charles Beever	130,000	(2)	Less than 1%
Kwang Soo Cheong	123,000	(3)	Less than 1%
David McIntosh	270,600	(4)	Less than 1%
Peter Brandt	190,000	(5)	Less than 1%
Richard Kivel**	42,500	(6)	Less than 1%
Si Moon Hwang	362,198		Less than 1%
Peter Suzdak	1,200,000	(7)	1.00%
Tae Heum Jeong	1,505,000	(8)	1.26%
Rakesh Soni	552,700	(9)	Less than 1%
All executive officers and directors as a group (10 persons)	13,189,922		11.04%

Holders of more than 5% of shares:
Sabby Management, LLC***	8,591,629	(10)	7.19%
Teva Pharmaceuticals Industries Limited****	7,520,685		6.30%
KT&G Corporation*****	6,390,922	(11)	5.35%

*	c/o Rexahn Pharmaceuticals, Inc., 15245 Shady Grove Road, Suite 455, Rockville, MD 20850.

**	Director is not standing for re-election at our Annual Meeting.

***	10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

****	5 Basel Street, P.O. Box 3190 Petach Tikva 49131 Israel.

*****	100 Pyongchon dong, Daedeog gu, Daejeon 306 130, Korea.

(1)
Includes Dr. Ahn’s options to purchase 1,500,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013, and 500,000 shares held by Dr. Ahn’s wife, Inok Ahn.

(2)	Includes Mr. Beever’s options to purchase 120,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(3)	Includes Dr. Cheong’s options to purchase 120,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(4)	Includes Mr. McIntosh’s options to purchase 265,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(5)	Includes Mr. Brandt’s options to purchase 40,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(6)	Includes Mr. Kivel’s options to purchase 40,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(8)	Includes Dr. Suzdak’s options to purchase 1,200,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(8)	Includes Dr. Jeong’s options to purchase 1,000,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(9)	Includes Mr. Soni’s options to purchase 550,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 18, 2013.

(10)	As reported in the Schedule 13G/A filed with the SEC on January 28, 2013.

(11)	The Board of Directors of KT&G, which is a Korean corporation, has sole voting and sole investment power as to the shares owned by the corporation.

PROPOSAL 1: ELECTION OF DIRECTORS

Seven (7) director nominees are seeking to be elected at the Annual Meeting to serve a one-year term until the next Annual Meeting in 2014:  Chang H. Ahn, Charles Beever, Kwang Soo Cheong, David McIntosh, Peter Brandt, Si Moon Hwang and Peter Suzdak.  All of the nominees, with the exception of Dr. Suzdak, currently serve as directors of the Company.  All nominees have consented to being named in this Proxy Statement and to serve if elected.  Richard Kivel, who currently serves as a director, will not be standing for reelection.

The Board of Directors recommends that the nominees listed above be elected as directors of the Company.  The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote (unless authority has been withdrawn) for the election of such person or persons as shall be designated by management.

The following table sets forth the names, ages and positions of our nominees for directors and officers.  All of the director nominees, with the exception of Dr. Suzdak, are currently members of our Board of Directors.

Name	Age	Position
Dr. Chang H. Ahn	61	Chairman of the Board of Directors and Chief Scientist
Charles Beever	60	Director
Kwang Soo Cheong	52	Director
David McIntosh	54	Director
Peter Brandt	56	Director
Si Moon Hwang	44	Director
Peter Suzdak	54	Chief Executive Officer and Director Nominee
Tae Heum Jeong	42	Chief Financial Officer and Secretary
Rakesh Soni	57	President and Chief Operating Officer

Directors and Nominees

Chang H. Ahn.  Dr. Ahn has served as Chairman of the Board of Directors since May 2005.  On January 22, 2013, Dr. Ahn stepped down as the Company’s Chief Executive Officer and was appointed the Chief Scientist.  Dr. Ahn served as Chairman and Chief Executive Officer of Rexahn, Corp from its incorporation in March 2001 to May 2005.  From 1988 to 2001, Dr. Ahn had served as an Expert Reviewer of the anticancer and antiviral drug products at the FDA’s Center for Drug Evaluation and Research.  Prior to joining the FDA in 1988, Dr. Ahn carried out cancer research at the National Cancer Institute, as well as at Emory University’s School of Medicine.  In 2003 and 2004, Dr. Ahn organized and chaired the U.S.-Korea Bio Business and Partnership Forum, for which the State of Maryland and Montgomery County are partners.  He also served as president of the Society of Biomedical Research from 2000 to 2003.  Dr. Ahn holds a Ph.D. in pharmacology from Ohio State University.  He also holds two B.S. degrees in pharmacy from Creighton University and Seoul National University.  Dr. Ahn’s expertise in the development and evaluation of new drugs and applicable regulatory frameworks provide technical experience in the bioscience industry to the Board of Directors.

Charles Beever.  Mr. Beever has served as a director since May 2006.  He is a Vice President of Booz & Company, Inc., one of the successor companies to Booz Allen & Hamilton, Inc. (“Booz Allen”) where he was a Vice President from October 1993 to July 2008.  Prior to being elected Vice President, he served as staff member and Engagement Manager at Booz Allen from January 1984 to October 1993.  Prior to joining Booz Allen, Mr. Beever served as Plant Production Manager from October 1981 to January 1984, Industrial Engineering Manager from June 1979 to October 1981 and Production Supervisor from July 1978 to June 1979 at McGraw-Edison Company.  Mr. Beever holds a B.A. in Economics from Haverford College, where he was elected to Phi Beta Kappa, and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Beever contributes extensive managerial and business experience to the Board of Directors.

Peter Brandt. Mr. Brandt has served as a director since September 2010.  He was most recently President and Chief Executive Officer of Noven Pharmaceuticals.  Prior to leading Noven, Brandt spent 28 years at Pfizer, the world’s largest pharmaceutical company. He served as Pfizer’s President – U.S. Pharmaceuticals Operations, where he helped deliver revenue and earnings growth while engineering major change within Pfizer’s U.S. pharmaceuticals organization. Prior to running the U.S. operations, he led the Latin American Pharmaceuticals Operations, as well as the following Pfizer Worldwide Pharmaceuticals functions: Finance, Information Technology, Planning and Business Development. He also oversaw the operations of Pfizer’s care management subsidiary, Pfizer Healthcare Solutions. Mr. Brandt currently serves as a director of Auxilium Pharmaceuticals, Inc. and Epocrates, Inc.  Mr. Brandt holds a B.A. from the University of Connecticut and an M.B.A. from the Columbia School of Business Mr. Brandt contributes extensive business and industry experience to the Board of Directors.

Kwang Soo Cheong.  Dr. Cheong has served as a director since May 2006.  He is a faculty member at the Department of Finance of the Johns Hopkins University Carey Business School (Assistant Professor: 2001-2005; Associate Professor: 2006 to date).  Dr. Cheong was an Assistant Professor of Economics at the University of Hawaii from 1994 to 2001, and he was a lecturer at the Department of Economics of Stanford University from 1993 to 1994.  During the summer of 1995, Dr. Cheong was a Visiting Fellow in the Taxation and Welfare Division at the Korea Development Institute in Korea.  Dr. Cheong holds a B.A. in Economics and an M.A. in Economics from Seoul National University, and a Ph.D. in Economics from Stanford University.  Dr. Cheong’s distinguished academic career focused on finance and economics contributes to the Board of Directors’ perspective.

Si Moon Hwang. Mr. Hwang has served as a director since June, 2012.  Since October 1999, he has owned Onnuri Grand Pharmacy, a pharmacy located in South Korea.  Mr. Hwang graduated from the Southwestern University in Cebu, Philippines with a degree in Pharmacology, and has been a practicing pharmacist in oncology in South Korea since 1994.  Mr. Hwang contributes experience in oncological pharmacology to the Board of Directors.

Richard Kivel.  Mr. Kivel has served as a director since September 2010. He is currently a Senior Manager at Bridgewater Associates, a hedge fund manager with over $120 billion in global investments.  He presently serves as Chairman of Rhapsody Biologics, a biotech company focused in the field of vaccine development, with offices in the US and Singapore. Prior to this, he served as Chief Executive Officer of TheraGenetics, a UK-based genetic diagnostics company developing pharmacogenetic tests to improve the treatment of Central Nervous System (CNS) disorders. TheraGenetics was acquired by UK based Avacta Group plc. (LSE: AVCT). He also serves as Chairman of the global Board of Directors of the MIT Enterprise Forum and is a member of the MIT Alumni Association Board. Additionally, he is a member of the Board of Trustees of Fundación de la Innovación Bankinter in Madrid, Spain. Mr. Kivel holds a B.A degree from American International College, an M.S in management from Boston College, and is a graduate of University of Pennsylvania Executive Program: Drug Discovery, Therapeutics & New Innovations. Mr. Kivel contributes management and industry experience to the Board of Directors. Mr. Kivel provided notice to the Board that he will not stand for re-election to the Board at the Annual Meeting.

David McIntosh.  Mr. McIntosh has served as a director since May 2005.  Mr. McIntosh served as a director of Rexahn, Corp. from March 2004 to May 2005.  He has been a partner at Mayer Brown LLP (law firm) since 2001.  Mr. McIntosh was a member of the United States House of Representatives, representing the 2nd District of Indiana from 1995 to 2001.  From 1993 to 1994, he was a director of the Hudson Institute Competitiveness Center.  He served on President George H.W. Bush’s Council on Competitiveness as Executive Director from 1989 to 1993.  He also served as the Special Assistant to President Reagan for Domestic Affairs from 1987 to 1989 and was the Special Assistant to the Attorney General of the United States from 1986 to 1987.  Mr. McIntosh received a B.A. from Yale College and a J.D. from the University of Chicago Law School.  Mr. McIntosh’s experience in law and politics brings a unique perspective to the Board of Directors.

Peter Suzdak.  Dr. Suzdak joined the Company as Chief Executive Officer in February 2013, and is seeking his first election as a director of the Company. Dr. Suzdak has over 25 years of diverse experience, including several management positions, in the pharmaceutical industry. Most recently, Dr. Suzdak was Chief Scientific Officer of Corridor Pharmaceuticals, a company developing small molecule compounds to treat pulmonary and vascular disorders. Prior to Corridor Pharmaceuticals, he was co-Founder, Chief Executive Officer and Chief Scientific Officer of Cardioxyl Pharmaceuticals, a company focused on therapies for the treatment of cardiovascular disease. Previous to Cardioxyl Pharmaceuticals, he was President and Chief Executive Officer of Artesian Therapeutics, a company engaged in the development of small molecule therapeutics for cardiovascular diseases. Dr. Suzdak’s experience also includes his position as Senior Vice President of Research and Development of Guilford Pharmaceuticals, a company that developed therapeutics and diagnostics for neurological diseases and cancer, and as Director of Neurobiology for Novo Nordisk. Dr. Suzdak holds a Ph.D. in pharmacology and toxicology from the University of Connecticut.  Dr. Suzdak’s will contribute his extensive pharmacology and pharmaceutical management experience to the Board of Directors.

Officers

Tae Heum Jeong.  Dr. Jeong has served as Chief Financial Officer and Secretary since May 2005 and was a director since June 2005 to June 2012.  Dr. Jeong served as Chief Financial Officer of Rexahn, Corp from December 2002 to May 2005.  From 1997 to November 2002, Dr. Jeong served as a senior investment manager at Hyundai Venture Investment Corporation, a venture capital firm where he managed the biotech investment team.  He was also a committee member of the Industrial Development Fund of Korea’s Ministry of Commerce, Industry and Energy from 2000 to 2002.  Dr. Jeong holds a Doctor of Management from the University of Maryland, an M.S. in Finance from Johns Hopkins University, and a B.S. and an M.S., in Chemistry, from POSTECH.  Dr. Jeong has extensive experience in the financial, investment and business aspects of bioscience businesses.

Rakesh Soni.  Mr. Soni has served as President and Chief Operating Officer of Rexahn since August 2009. Mr. Soni served as Chief Business Officer from July 2008 to August 2009.  He joined Rexahn with over 20 years of sales, marketing, product planning and business development experience in the pharmaceutical industry. Prior to joining Rexahn, Mr. Soni held several leadership roles at Otsuka America Pharmaceuticals, Inc., with responsibility for commercial development, corporate strategy and execution of licensing and acquisition of therapeutics, diagnostics and medical devices. Previously, he has held a variety of management positions at Novartis and Schering-Plough. Mr. Soni has a B.S. from University of Wisconsin, Madison and an M.B.A. from Fairleigh Dickinson University.

The Board of Directors recommends a vote FOR the election of each of the director nominees.

Independence

Our common stock is listed on the NYSE Amex LLC (“NYSE Amex”), formerly known as the American Stock Exchange.  We use Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NYSE Amex definition of “Independent Director” in determining whether a director is independent in the capacity of director and in the capacity as a member of a board committee.  In determining director independence, we have not relied on any exemptions from any rule’s definition of independence.  In addition to the requirements of Rule 10A-3 under the Exchange Act, the NYSE Amex rules provide that “Independent Director” means a person other than an executive officer or employee of the company.

Directors serving on our audit committee must also comply with additional NYSE Amex requirements as follows:

(a)         The Director must not have participated in the preparation of our financial statements or any current subsidiary at any time during the past three years; and

(b)         The Director is able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement.

We currently have a total of seven directors, six of whom are Independent Directors.  Our Independent Directors are Messrs. Beever, McIntosh, Brandt, Kivel, Hwang and Dr. Cheong.  If Dr. Suzdak is elected, he will not qualify as an independent director, and since Mr. Kivel is not standing for re-election, there will be a total of five independent directors.

Board Leadership Structure

Our Board of Directors does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined.  In the past, we believed that the most effective leadership structure for us was to combine these roles.  Effective February 4, 2013, Dr. Ahn stepped down as Chief Executive Officer and Dr. Suzdak was appointed the Company’s Chief Executive Officer.  Dr. Ahn remains as Chairman of the Board of Directors and was appointed the Company’s Chief Scientist.  We believe that separating the role of Chairman and Chief Executive Officer will provide for additional leadership and management perspective as the Company progresses in the development of its drug candidates.  The Company does not have a lead independent director; however, six out of seven of our current directors are independent and each of our standing committees (Audit, Nominating and Corporate Governance and Compensation) is comprised solely of independent directors.  If all directors standing for election are elected, there will be five out of seven independent directors for the coming year.  We believe this structure provides adequate oversight of Company operations by our independent directors in conjunction with our Chairman and Chief Executive Officer.

Our Audit Committee is responsible for overseeing risk management and management reports to the Audit Committee on matters relating to risk management and the Audit Committee and management communicate directly with the full Board of Directors on these matters.

Board of Directors and Board of Directors Meetings

The Board of Directors of the Company held 7 meetings during the fiscal year ended December 31, 2012. Each current director attended 75% or more of the meetings of the Board of Directors and committees of which they were members during the period in which he or she served as a director during the fiscal year ended December 31, 2012, except for David McIntosh (who attended 71% of the meetings) and Si Moon Hwang (who attended 67% of the meetings).

Any shareholder who wishes to send any communications to the Board of Directors or to individual directors should deliver such communications to the Company’s executive offices, 15245 Shady Grove Road, Suite 455, Rockville, MD 20850, ATTN: Corporate Secretary (secretary@rexahn.com).  Any such communication should indicate whether the communication is intended to be directed to the entire Board of Directors or to a particular director(s), and must indicate the number of shares of common stock beneficially owned by the shareholder.  The Secretary will forward appropriate communications to the Board of Directors and/or the appropriate director(s).  Inappropriate communications include correspondence that does not relate to the business or affairs of the Company or the functioning of the Board of Directors or its committees, advertisements or other commercial solicitations or communications, and communications that are frivolous, threatening, illegal or otherwise not appropriate for delivery to directors.

Members of our Board of Directors are encouraged to attend the Annual Meeting if they are available.  All members of our Board of Directors attended the Annual Meeting held in 2012.

Board of Directors Committees

The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which is composed of three members.

Audit Committee

The Audit Committee Charter provides that such committee, among other things:

•	appoints or replaces and oversees our independent auditors and approves all audit engagement fees and terms;

•
preapproves all audit (including audit-related) services, internal control-related services and permitted non-audit services (including fees and terms thereof) to be performed for us by our independent auditors;

•	reviews and discusses with our management and independent auditors significant issues regarding accounting and auditing principles and practices and financial statement presentations;

•
reviews and approves our procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters; and

•	reviews and oversees our compliance with legal and regulatory requirements.

Kwang Soo Cheong, Charles Beever and Peter Brandt served as members of our Audit Committee.  Dr. Cheong serves as Chair of the Audit Committee and as the Audit Committee’s financial expert.  Each of the current members meets the criteria for independence required by the NYSE Amex and Rule 10A-3 under the Exchange Act.  During the year ended December 31, 2012, the Audit Committee met four times.  A copy of the Audit Committee Charter is available on our website at www.rexahn.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee Charter provides that such committee, among other things:

•	reviews, evaluates and seeks out candidates qualified to become Board of Directors members;

•	reviews committee structure and recommends directors for appointment to committees;

•	develops, reevaluates (not less frequently than every three years) and recommends the selection criteria for Board of Directors and committee membership;

•	establishes procedures to oversee evaluation of our Board of Directors, its committees, individual directors and management; and

•	develops and recommends guidelines on corporate governance.

Richard Kivel, Peter Brandt, and David McIntosh served as members of our Nominating and Corporate Governance Committee.  Mr. Kivel served as Chair of the Nominating and Corporate Governance Committee.  Mr. Kivel provided notice to the Board that he will not stand for re-election to the Board at the Annual Meeting.  Following the Annual Meeting, the Board will appoint another independent director to the Nominating and Corporate Governance Committee and will appoint a new Chair.  Each of the Nominating and Corporate Governance Committee’s members meets the criteria for independence required by NYSE Amex.

The Nominating and Corporate Governance Committee reviews, evaluates and seeks out candidates qualified to become Board of Directors members.  Our Board of Directors currently includes individuals with a diversity of experience, including scientific, business, financial and academic backgrounds.  However, while diversity relating to background, skill, experience and perspective is one factor considered in the nomination process, the Company does not have a formal policy relating to diversity.  Nominations may be submitted by Directors, officers, employees, shareholders and others for recommendation to the Board of Directors.  In fulfilling this responsibility, the Nominating and Corporate Governance Committee also consults with the Board of Directors and the Chief Executive Officer concerning director candidates.  While we do not have in place formal procedures by which shareholders may recommend director candidates to the Nominating and Corporate Governance Committee, shareholders may communicate with the members of the Board of Directors, including the Nominating and Corporate Governance Committee, by writing to the Secretary of the Board of Directors at our headquarters address.  In addition, our amended By-Laws establish a procedure with regard to shareholder proposals for the annual meeting of shareholders, including nominations of persons for election to the Board of Directors.  Because shareholders have an adequate opportunity to recommend nominees for directors, we believe that formal procedures are not necessary.  During the year ended December 31, 2012, the Nominating and Corporate Governance Committee did not meet.  A copy of the Nominating and Corporate Governance Charter is available on our website at www.rexahn.com.

Compensation Committee

The Compensation Committee Charter provides that such committee, among other things:

•	fixes salaries of executive officers and reviews salary plans for other executives in senior management positions;

•	reviews and makes recommendations with respect to the compensation and benefits for non-employee directors, including through equity-based plans;

•	evaluates the performance of our Chief Executive Officer and other senior executives and assists the Board of Directors in developing and evaluating potential candidates for executive positions; and

•	administers our incentive compensation, deferred compensation and equity-based plans pursuant to the terms of the respective plans.

Charles Beever, David McIntosh and Kwang Soo Cheong serve as members of our Compensation Committee.  Mr. Beever serves as Chairman of the Compensation Committee.  Each of the members meets the criteria for independence required by NYSE Amex.  During the year ended December 31, 2012, the Compensation Committee met once. A copy of the Compensation Committee Charter is available on our website at www.rexahn.com.

Summary Compensation Table

The following table sets forth the annual and long-term compensation, from all sources, for the Company’s named executive officers for services rendered in all capacities to Rexahn for the fiscal years ended December 31, 2012 and 2011, except as noted below.  The Company’s named executive officers include the Company’s principal executive officer and the next two most highly compensated officers listed below.  The compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees.

Officer Compensation

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards* ($)	Total ($)

Chang H. Ahn Chairman of the Board of
Directors and Chief Executive	2012	350,000	17,500	-	-	367,500
Officer**	2011	350,000	-	-	125,540	475,540

Tae Heum Jeong	2012	207,500	10,750	-	-	218,250
Chief Financial Officer	2011	200,000	-	-	61,770	261,770

Rakesh Soni President and	2012	250,000	-	-	-	250,000
Chief Operating Officer	2011	250,000	-	-	156,171	406,171

*      Reflects grant date fair value of options granted in 2008, computed in accordance with FASB ASC Topic 718, that vested during each year.  No options were granted to the executive officers in the years ended December 31, 2012 and 2011.

**Dr. Peter Suzdak was appointed by the Board of Directors to serve as CEO on February 4, 2013.  At that point, Dr. Ahn stepped down as Chief Executive Officer but will remain with the Company as Chairman of the Board and Chief Scientist.

Employment Agreements

On September 9, 2010, the Company entered into amended and restated employment agreements with Dr. Chang Ho Ahn, its Chairman of the Board and at, that time, the Chief Executive Officer; Rakesh (Rick) Soni, its President and Chief Operating Officer; and Tae Heum (Ted) Jeong, its Senior Vice President, Chief Financial Officer and Secretary.

Each of the employment agreements is on the same terms except the base salaries and titles of the three executives, and the persons to whom they will report.  Dr. Ahn’s agreement provides for a base salary of $350,000 per annum, and that he will report to the Company’s Board of Directors; Mr. Soni’s agreement provides for a base salary of $250,000 per annum, and that he will report to the Chief Executive Officer; and Dr. Jeong’s agreement provides for a base salary of $200,000 per annum, and that he will report to the Chief Executive Officer.  On July 1, 2012, the Compensation Committee increased Dr. Jeong’s salary to $215,000 per annum.  The other principal terms of each of the agreements are described below.  Each agreement is for a term of three years with an automatic one year renewal upon the expiration of the initial three year term and upon each consecutive year term unless such employment with the Company is terminated earlier by the Company or the Officer.  In addition to the base salaries described above, the agreements provide that each executive may receive an annual cash bonus and an annual option grant in such amounts, if any, as determined by the Compensation Committee of the Board of Directors.   Any such cash bonus shall be paid to the executive within 60 days after the date the Compensation Committee determines to award such bonus.  In order to receive any such cash bonus, the executive must be actively employed by the Company on the date on which such bonus is scheduled to be paid.  The agreements also provide that upon the occurrence of any of the following events, the Compensation Committee will meet and determine in its discretion whether the executive should be entitled to receive an additional bonus in consideration of his role in bringing about such events:

•	the completion by the Company of a successful end-of-Phase 2 meeting with the Food and Drug Administration for any drug candidate;

•	the completion by the Company of pivotal trials of any drug candidate;

•	the filing by the Company of a New Drug Application with the Food and Drug Administration with respect to any drug candidate;

•	the approval by the Food and Drug Administration of a New Drug Application filed therewith by the Company with respect to any drug candidate;

•	the receipt by the Company of additional equity or debt financing; or

•	the execution by the Company of an agreement that may lead to no payment to the Company of up-front or milestone payments.

The agreements entitle each executive to receive customary benefits applicable to Rexahn’s other executive level employees, and in addition to receive term life insurance coverage in an amount equal to four times base salary, for which the Executive may designate the beneficiary.

Upon a termination of their employment, the executives will be entitled to receive the following compensation from the Company:

•
If the executive’s employment is terminated as a result of his death, disability, for cause by the Company, or without good reason by the executive, then the executive will be entitled to receive the base salary to which he is otherwise entitled for the period ending on the termination date and for any accrued but unused vacation days as of the termination date.

•
If the executive’s employment is terminated for any other reason, but not following a change of control, then the executive will be entitled to receive the base salary to which he is otherwise entitled for the period ending on the termination date and for any accrued but unused vacation days as of the termination date and an amount equal to his then current base salary for the period beginning on the termination date ending upon the last day of the employment term.

If the executive’s employment is terminated by the Company without cause (and not as a result of death or a disability) and such termination date falls within the one-year period immediately following a change of control (as defined in the Company’s stock option plan), then the executive will be entitled to receive the following amounts: (i) the base salary to which he is otherwise entitled for the period ending on the termination date and for any accrued but unused vacation days as of the termination date; (ii) an amount equal to the greater of (x) twice his then current base salary and (y) his then current base salary for the period beginning on the termination date ending upon the last day of the employment term; (iii) an amount equal to a pro-rata portion of the bonus to which he otherwise might have been entitled, assuming for such purposes that the executive would have received a bonus for that fiscal year equal to one-half of his then current base salary; and (iv) a one-time cash payment, subject to applicable withholding requirements under applicable state and federal law, in an amount equal to his increased income tax costs as a result of payments made to him by the Company under this change of control provision of the amended and restated employment agreement.  With respect to Mr. Soni and Dr. Jeong only, following a change in control termination, the executives must in good faith seek other employment in a position comparable to their former position with the Company.  The payment obligations of the Company will be reduced on a dollar-for-dollar basis by the amount of any payments and the value of any benefits received by the executives for services rendered to any other party during the one-year period following the date of their change in control.  Immediately prior to a change in control, all options, restricted stock and other equity-based awards granted to the executive by the Company shall become immediately and fully vested and, in the case of stock options, shall remain exercisable for their respective original terms.

Effective as of February 4, 2013, the Company entered into an employment agreement with Dr. Suzdak to serve as the Company’s Chief Executive Officer for a term of two years with the option to renew the employment agreement for additional one-year periods thereafter until terminated. Pursuant to the employment agreement the Company agreed to pay Dr. Suzdak an annual base salary of $330,000, with the option of a discretionary annual cash bonus of up to forty percent of his base salary, as determined by performance objectives and milestones set by the Board of Directors. The employment agreement also provides for a grant of 1,200,000 options to purchase shares of the Company’s common stock, which was issued on February 4, 2013, and the Board may award him up to an additional 500,000 options each year. In the event Dr. Suzdak’s employment is terminated by reason of disability or for “cause”, as defined in the employment agreement, the Company will pay Dr. Suzdak his base salary owed up to the termination date, including payment for any unused vacation days. If the Company terminates Dr. Suzdak’s employment without cause or Dr. Suzdak terminates his employment with good reason, then Dr. Suzdak’s stock options will be subject to accelerated vesting and the Company shall pay Dr. Suzdak a lump sum equal to his then current annual base salary, an amount equal to the pro-rata portion of the bonus that he otherwise might have been entitled to, and COBRA premiums for twelve months, if he is eligible for coverage. In the event the Company terminates Dr. Suzdak’s employment without cause or Dr. Suzdak terminates his employment with good reason within the one-year period following a “Change of Control,” as defined by the Company’s stock option plan, the Company shall pay Dr. Suzdak a lump sum equal to two hundred percent of his current annual base salary and a cash payment to offset any incremental additional state or federal income tax payable as a result of this salary increase in addition to the accelerated vesting of his stock options, the pro rata portion of his bonus and COBRA premiums. The employment agreement also contains a provision prohibiting Dr. Suzdak from soliciting the Company’s executives, employees, customers or clients for a period of twelve months following his termination.

On March 25, 2013, the Company entered into a new employment agreement with Dr. Ahn to serve as the Chief Scientist of the Company. This employment agreement replaces and supersedes Dr. Ahn’s prior Amended and Restated Employment Agreement, dated as of September 9, 2010, with the Company. The employment agreement has a one year term with an automatic renewal option for additional one-year periods thereafter until terminated.  Pursuant to the employment agreement, the Company agreed to pay Dr. Ahn an annual base salary of $285,000 with the option of a discretionary annual cash bonus as determined by the Compensation Committee based on performance objectives and milestones set by the Board of Directors.  The employment agreement also provides for a discretionary stock option award to purchase shares of the Company’s common stock on each anniversary of the employment agreement as determined by the Board of Directors. Any such stock option awards to be in accordance with the terms of the Company’s stock option plan.

In the event Dr. Ahn’s employment is terminated by reason of death, disability, by the Company for “cause,” or by Dr. Ahn without “good reason,” all as defined in the employment agreement, the Company will pay Dr. Ahn his base salary owed up to the termination date, including payment for any unused vacation days.  In the event Dr. Ahn’s employment is terminated by the Company without cause or Dr. Ahn terminates his employment with good reason, then Dr. Ahn’s stock options will be subject to accelerated vesting and the Company shall pay Dr. Ahn a lump sum equal to his then current annual base salary, an amount equal to the pro-rata portion of the bonus that he otherwise might have been entitled to, and COBRA premiums for twelve months, if he is eligible for coverage. In the event the Company terminates Dr. Ahn’s employment without cause or Dr. Ahn terminates his employment with good reason within the one-year period following a “Change of Control,” as defined by the Company’s stock option plan, the Company shall pay Dr. Ahn a lump sum equal to two hundred percent of his current annual base salary and a cash payment to offset any incremental additional state or federal income tax payable as a result of this salary increase in addition to the accelerated vesting of his stock options, the pro rata portion of his bonus and COBRA premiums.  The employment agreement also contains a provision prohibiting Dr. Ahn from soliciting the Company’s executives, employees, customers or clients for a period of twelve months following his termination.

Outstanding Equity Awards at Fiscal Year-End

This table shows the unexercised options to purchase Common Stock that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2012.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Chang H. Ahn	1,000,000	*	-	-	0.80	1/20/2015
	500,000	**	-	-	0.78	12/11/2018
Tae Heum Jeong	150,000	***	-	-	0.24	8/5/2013
	100,000	***	-	-	0.80	8/5/2013
	500,000	*	-	-	0.80	1/20/2015
	250,000	**	-	-	0.78	12/11/2018
Rakesh Soni	300,000	****	-	-	1.29	9/30/2018
	250,000	**	-	-	0.78	12/11/2018

*Represents option awards under the Company’s stock option plan which vested 30%, 30% and 40% on 01/20/2006, 01/20/2007 and 01/20/2008, respectively.

**Represents option awards under the Company’s stock option plan which vested 30%, 30% and 40% on 12/11/2009, 12/11/2010 and 12/11/2011, respectively.

***Represents option awards under the Company’s stock option plan which vested 30%, 30% and 40% on 12/01/2003, 12/01/2004 and 12/01/2005, respectively.

****Represents option awards under the Company’s stock option plan which vested 30%, 30% and 40% on 09/30/2009, 09/30/2010 and 09/30/2011, respectively.

Director Compensation

The table below sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2012.

Director Compensation

Name	Fees Earned Or Paid In Cash ($)	Stock Awards ($)	Option Awards* ($)		Total ($)
Charles Beever	20,300	-	10,877	(1)	31,177
Kwang Soo Cheong	21,800	-	10,877	(2)	32,677
David McIntosh	14,500	-	10,877	(3)	25,377
Peter Brandt	20,100	-	10,877	(4)	30,977
Richard Kivel	14,500	-	10,877	(5)	25,377
Si Moon Hwang	8,500	-	3,266	(6)	11,766

*      Grant date for value computed in accordance with FASB ASC Topic 718
(1) As of December 31, 2012, Mr. Beever had 140,000 option awards outstanding.
(2) As of December 31, 2012, Dr. Cheong had 140,000 option awards outstanding.
(3) As of December 31, 2012, Mr. McIntosh had 285,000 option awards outstanding.
(4) As of December 31, 2012, Mr. Brandt had 60,000 option awards outstanding.
(5) As of December 31, 2012, Mr. Kivel had 60,000 option awards outstanding.
(6) As of December 31, 2012, Mr. Hwang had 20,000 option awards outstanding.

Our non-employee director compensation policy is as follows:

(a)	each of the non-employee directors of the Company will receive 20,000 options to purchase shares of the common stock of the Company for each year he or she serves on the Board of Directors; and

(b)	each of the non-employee directors of the Company will be compensated for their service on the Board of Directors and the Committees as set forth on the following chart:

Position	Compensation
Director	$7,000 per annum, plus $2,000 per Board of Directors meeting (in-person) or $500 per Board of Directors meeting (via telephone)
Audit Committee (Chairman)	$1,200 per meeting
Audit Committee (Member)	$700 per meeting
Compensation Committee (Chairman)	$1,000 per meeting
Compensation Committee (Member)	$500 per meeting
Nominating and Corporate Governance Committee (Chairman)	$1,000 per meeting
Nominating and Corporate Governance Committee (Member)	$500 per meeting

Directors who are officers of the Company receive no compensation for the Board of Directors related work.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2012, about shares of our Common Stock that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or directors under all of our existing equity compensation plans:

Number of securities remaining
	Number of securities to be	Weighted-average exercise	available for future issuance under
	issued upon exercise of	price of outstanding	equity compensation plan
	outstanding options,	options, warrants	(excluding securities reflected in
Plan category	warrants and rights	Rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,741,795	$1.03	8,578,000

Equity compensation plans not approved by security holders	-	-	-

Total	7,741,795	$1.03	8,578,000

Stock Option Plan

In July 2003 the Board of Directors of Rexahn, Corp. adopted, and in August 2003 the shareholders of Rexahn, Corp. approved, the Rexahn Corporation Stock Option Plan.  In connection with the merger of Rexahn, Corp. with and into the Company in 2005, we assumed the plan and converted all outstanding options to purchase the common stock of Rexahn, Corp. into options to purchase our Common Stock.  The number of shares subject to the converted options was multiplied by five and the exercise price per share was divided by five. The plan was renamed the Rexahn Pharmaceuticals, Inc. Stock Option Plan (the “Plan”).

The Plan permits grants to be made from time to time as non-qualified stock options or incentive stock options.

Administration.  The Plan is currently administered by our Compensation Committee.  In order to meet the requirements of the rules under Section 16 of the Exchange Act, all future grants under the Plan will be made by a committee whose members are “non-employee directors” as defined for purposes of Section 16 of the Exchange Act and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Participation.  The persons to whom grants are made under the Plan will be selected from time to time by the Compensation Committee in its sole discretion from among our employees, officers, directors and consultants.

Shares Subject to the Plan.  The Plan authorizes the issuance or delivery of an aggregate of 17,000,000 shares of common stock.  Shares of common stock subject to the unexercised, undistributed or unearned portion of any terminated or forfeited grant under the Plan will be available for further awards.

Stock Options.  The Plan authorizes grants of stock options, which may be either incentive stock options eligible for special tax treatment or non-qualified stock options.  Incentive stock options may be granted only to our employees.

Under the provisions of the Plan authorizing the grant of stock options:

•
the option price will be determined by the Compensation Committee; provided, however, that the option price for a stock option may not be less than 100% of the fair market value of the shares of our common stock on the date of grant (110% for grants of incentive stock options to an optionee owning more than 10% of our total combined voting power);

•
the term during which each stock option may be exercised will be determined by the Compensation Committee; provided, however, that incentive stock options generally may not be exercised more than ten years from the date of grant (five years for grants to an optionee owning more than 10% of our total combined voting power); and

•
at the time of exercise of a stock option the option price must be paid in full in cash or in shares of our common stock or in a combination of cash and shares of our common stock or by such other means as the Compensation Committee may determine.

All grants made under the Plan will be evidenced by a letter to the optionee, together with the terms and conditions applicable to the grants, as determined by the Compensation Committee consistent with the terms of the Plan.  These terms and conditions will include, among other things, a provision describing the treatment of grants in the event of certain triggering events, such as a sale of a majority of the outstanding shares of our common stock, a merger or consolidation in which we are not the surviving company, and termination of an optionee’s employment, including terms relating to the vesting, time for exercise, forfeiture or cancellation of a grant under such circumstances.

Under the Plan, stock options may not be granted after August 5, 2013.

Tax Matters.  The following is a brief summary of the material federal income tax consequences of benefits under the Plan under present law and regulations:

(a)
Incentive Stock Options.  The grant of an incentive stock option will not result in any immediate tax consequences to us or to the optionee.  An optionee will not recognize taxable income, and we will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of our common stock acquired over the option exercise price will be includable in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax.  If the optionee does not dispose of the shares of our common stock acquired within one year after their receipt, and within two years after the option was granted, gain or loss recognized on the subsequent disposition of the shares of our common stock will be treated as long-term capital gain or loss.  Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income.  In the event of an earlier disposition, the optionee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of our common stock on the date of exercise over the option exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized.  Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount as the optionee recognizes such ordinary income.

(b)
Non-qualified Stock Options.  In general, the grant of a non-qualified stock option will not result in any immediate tax consequences to us or the optionee.  Upon the exercise of a non-qualified stock option, generally the optionee will recognizes ordinary income and we will be entitled to a deduction, in each case, in an amount equal to the excess of the fair market value of the shares of our common stock acquired at the time of exercise over the option exercise price.

Amendment, Suspension or Termination of the Plan.  Our Board of Directors may at any time amend, suspend or discontinue the Plan and the Compensation Committee may at any time alter or amend awards and award agreements made thereunder to the extent permitted by law, provided that no such alteration or amendment will be effective without the approval of our shareholders to the extent that such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and no such alteration and amendment will impair the rights of any recipient of grants without such recipient’s consent.  In the event of any change in or affecting the outstanding shares of our common stock by reason of a stock dividend, stock split, combination of shares or other similar event, our Board of Directors will make such amendments to the Plan and outstanding grants and award agreements, and make such adjustments and take such actions as it deems appropriate and equitable.  In the event of any proposed change in control (as defined by the Plan), the Compensation Committee will take such action as it deems appropriate and equitable to effectuate the purposes of the Plan and to protect the optionees, including, but not limited to, accelerating or changing the exercise dates of stock options, payment of appropriate consideration for the cancellation and surrender of stock options or if equity securities of any other corporation will be exchanged for outstanding shares of our common stock, providing for stock options to become options with respect to such other equity securities.  For purposes of the Plan, a change in control means the sale, exchange or disposition of substantially all of our assets or any merger, share exchange, consolidation or other reorganization or business combination in which we are not the surviving corporation or in which our shareholders become entitled to receive cash, securities of our company other than voting common stock or securities of another issuer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed by such reporting persons.

We believe that during fiscal year 2012, our executive officers and directors and more than 10% beneficial owners timely filed all forms required to be filed under Section 16(a) of the Exchange Act except for a late form 4 filed by Si Moon Hwang with the SEC on June 26, 2012.

Code of Ethics

We have adopted a code of conduct and ethics (the “Code”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, in accordance with applicable federal securities laws and as required by NYSE Amex.  The Code is available on our corporate website at www.rexahn.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 21, 2009, we closed on a $3.5 million private placement of our common stock with Teva Pharmaceuticals Industries Limited (“Teva”) pursuant to a securities purchase agreement.  Contemporaneous with the execution and delivery of this agreement, the parties executed a research and exclusive license option agreement (RELO) pursuant to which we are required to use $2,000,000 of the gross proceeds of the issuance and sale of shares to Teva to fund a research and development program for the pre-clinical development of RX-3117.  Pursuant to the securities purchase agreement, as amended, Teva purchased an additional $3.95 million of our common stock in a private placement that closed on January 19, 2011.    This second investment also provided for a possible third investment by Teva, in the amount of $750,000.  On December 7, 2012, Teva exercised the third investment option, which constituted the final closing of the securities purchase agreement, and Teva purchased an additional $750,000 of our common stock in a private placement.  As of December 31, 2012, the proceeds remaining of $1,054,301 from Teva’s investment is included in restricted cash equivalents.    This additional investment made Teva the holder of approximately 6.30% of our common stock.

Our Audit Committee charter requires that our Audit Committee review and approve all proposed transactions between the Company and any director, officer or other employee of the Company, and any holder of five percent or more of the Company’s voting capital stock, in order to ensure that any such transaction is on an arm’s length basis and in accordance with all applicable laws and regulations and the requirements of any exchange on which the Company’s securities may be listed from time to time.

See also “Election of Directors” for information related to corporate governance and director independence.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors of the Company has appointed an Audit Committee composed of three directors, each of whom meets the independence, qualification and experience requirements under the listing standards of NYSE Amex, Section 10A(m)(3) of the Exchange Act and applicable rules of the SEC, in each case as may be modified or supplemented.  The Board of Directors has adopted a written charter for the Audit Committee.  A copy of the Charter is available on the Company’s website at www.rexahn.com.

The Audit Committee’s responsibility is to provide assistance and guidance to the Board of Directors in fulfilling its oversight responsibilities to the Company’s shareholders with respect to (1) the Company’s corporate accounting and reporting practices, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence (4) the quality and integrity of the Company’s financial statements and reports, (5) reviewing and approving all audit engagement fees and terms, as well as all non-audit engagements with the independent auditors, and (6) producing this report.  The Audit Committee members are not professional accountants or auditors and these functions are not intended to replace or duplicate the activities of management or the independent auditors. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting.  Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. ParenteBeard LLC, the Company’s independent auditors, are responsible for planning and carrying out an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviewed and discussed the Company’s audited financial statements with both management and with the Company’s independent registered auditors for 2012.

The Audit Committee had discussions with ParenteBeard LLC regarding the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board of Directors (the “PCAOB”) in Rule 3200T.

The Audit Committee received from ParenteBeard LLC the written disclosures and the letter required by Independence Standards Board of Directors Standard No. 1, Independence Discussions with Audit Committees, as adopted by the PCAOB in Rule 3600T, and had discussions with ParenteBeard LLC regarding their independence.

Both the Company’s management and auditors responded appropriately to issues raised by the Audit Committee.  Based on the review and discussions referred to above, the Audit Committee determined that the audited financial statements be included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2012 for filing with the SEC.

By the Audit Committee:

Kwang Soo Cheong (Chairman)
Charles Beever
Peter Brandt

PROPOSAL 2: RATIFICATIONOF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote for the ratification of the appointment of ParenteBeard LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  ParenteBeard LLC has no direct or indirect financial interest in the Company.  A representative of ParenteBeard LLC is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

If the shareholders do not ratify this appointment, the Audit Committee may consider other independent public accountants or continue the appointment of ParenteBeard LLC.

Fees

The following table presents fees for professional audit services rendered by our independent registered public accounting firm for the audits of the Company’s annual financial statements for the years ended December 31, 2012 and 2011, respectively.

	2012		2011
Audit Fees	$152,878	1	$157,240	1
Audit-Related Fees	-		-
Tax Fees	2,500		15,000
All Other Fees	44,700	2	20,000	2

1. Audit Fees relate to the audit of the Company’s financial statements, reviews of financial statements included in the Company’s quarterly reports on Form 10-Q, the audit of internal controls over financial reporting in fiscal 2011, the comfort letter requested for the Company’s financing, and the auditor consent on Form S-3.
2. Other Fees primarily relate to fees associated with XBRL compliance services.

All audit and non-audit services to be performed by the Company’s independent accountant must be approved in advance by the Audit Committee. The Audit Committee may delegate to one member of the Audit Committee the authority to grant pre-approvals with respect to non-audit services. For audit services, each year the independent accountant provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent accountant also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

The Board of Directors recommends a vote FOR the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

PROPOSAL 3 TO CONSIDER AND APPROVE THE REXAHN PHARMACEUTICALS, INC. 2013 STOCK OPTION PLAN.

The Board of Directors recommends a vote for approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan.

General

On March 7, 2013, the Board of Directors unanimously adopted Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan (the “2013 Plan”), which is designed to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.  To accomplish such purpose, the 2013 Plan permits the granting of stock options, including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code.  Options may be granted to our officers, employees, consultants and directors except that consultants and non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that adoption of the 2013 Plan is in the best interest of the Company and our shareholders.

Description of the 2013 Plan

The following description of the 2013 Plan is a summary of its terms and is qualified in its entirety by reference to the 2013 Plan itself, a copy of which is attached hereto as Appendix A.

Administration. The 2013 Plan will be administered and interpreted by the Compensation Committee of the Board of Directors. The members of the Compensation Committee shall be both "Non-Employee Directors" within the meaning of SEC Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

Number of Shares Covered by the 2013 Plan. A total of 17,000,000 shares of common stock have been reserved for future issuance pursuant to the 2013 Plan. In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the number of shares of common stock under the 2013 Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding.

Stock Options. Under the 2013 Plan, the Compensation Committee will determine which employees, including officers, non-employee directors and consultants will be granted options, whether such options will be incentive stock options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and the vesting period of each option.

Option Exercise Price. Under the 2013 Plan, the per share exercise price of each stock option must be no less than the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to employees who beneficially own 10% or more of the total combined voting power of all classes of shares of the Company).

Vesting. Options will generally become vested and exercisable as provided by the Compensation Committee and as set forth in a written option award agreement.  The right to exercise vested options is cumulative. However, no vesting generally may occur on or after an option holder’s employment or service with the Company is terminated, except as may be specified by the Compensation Committee in a written grant agreement at the time an option is granted.

Duration of Options. Except as otherwise provided by the Compensation Committee in a written grant agreement, each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (i) ten years after its date of grant or (ii) the date on which an option holder's employment or service terminates.

Transferability. Stock options generally are non-transferable except by will or the laws of descent and distribution, and during a participant's lifetime, may be exercisable only by the participant or his guardian or legal representative. In addition, a participant who holds a nonqualified stock option may transfer such option to certain family members, to certain family trusts and or pursuant to a qualified domestic relations order, as described in the Plan.  Awards transferred in accordance with the Plan will be exercisable by the transferee according to the same terms and conditions as applied to the participant.

Exercise of Options. Options may be exercised by payment of the exercise price of the shares to be acquired in accordance with the provisions of the written grant agreement evidencing such options, and/or such rules and regulations as the Compensation Committee may have prescribed, and/or such determinations, orders, or decisions as the Compensation Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Compensation Committee) or, unless otherwise determined by the Compensation Committee, in shares of common stock or a combination of cash and shares of common stock, or by such other means as the Compensation Committee may prescribe. Shares of common stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Compensation Committee, shares acquired upon exercise of the option.

Amendment and Termination.  The 2013 Plan may be amended or terminated by our Board of Directors at any time and, subject to limitations under the 2013 Plan, the options granted under the 2013 Plan may be amended by the Compensation Committee at any time, provided that no such action to the 2013 Plan or an award may, without a participant’s written consent, adversely affect in any material way any previously granted award. No amendment that would require shareholder approval under any securities exchange or over-the-counter market upon which the Company’s stock trade may become effective without shareholder approval.

Shareholder Approval. No options will be granted under the 2013 Plan unless the 2013 Plan is approved by shareholders. Shareholder approval of the 2013 Plan will also satisfy the federal tax requirements.

Certain U.S. Federal Income Tax Consequences

Set forth below is a discussion of certain United States federal income tax consequences with respect to option awards that may be granted pursuant to the 2013 Plan. The following discussion is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2013 Plan.

(a)
Incentive Stock Options.  The grant of an incentive stock option will not result in any immediate tax consequences to us or to the participant.  A participant will not recognize taxable income, and we will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of our common stock acquired over the option exercise price will be includable in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax.  If the participant does not dispose of the shares of our common stock acquired within one year after their receipt, and within two years after the option was granted, gain or loss recognized on the subsequent disposition of the shares of our common stock will be treated as long-term capital gain or loss.  Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income.  In the event of an earlier disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of our common stock on the date of exercise over the option exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized.  Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount as the participant recognizes such ordinary income.

(b)
Non-qualified Stock Options.  In general, the grant of a non-qualified stock option will not result in any immediate tax consequences to us or the participant.  Upon the exercise of a non-qualified stock option, generally the participant will recognize ordinary income and we will be entitled to a deduction, in each case, in an amount equal to the excess of the fair market value of the shares of our common stock acquired at the time of exercise over the option exercise price. In the event of a subsequent sale of shares received upon the exercise of a non-qualified stock option, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant’s basis in such shares. The participant’s basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the non-qualified stock option.

The Board of Directors recommends that you vote FOR approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan.

GENERAL

The Board of Directors of the Company does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling, and mailing the Proxy Card, Proxy Statement and other material that may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the Proxy Materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies by telephone without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

SHAREHOLDER PROPOSALS

Shareholder Proposals Pursuant to Rule 14a-8

Shareholders interested in submitting a proposal for inclusion in the proxy statement for the 2014 Annual Meeting may do so by submitting the proposal in writing to the Company’s executive offices, 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850, Attention: Corporate Secretary.  Pursuant to Rule 14a-8 under the Exchange Act, to be eligible for inclusion in our proxy statement, shareholder proposals must be received no later than December 20, 2013, which is one hundred and twenty (120) days prior to the anniversary date of this Proxy Statement.  The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Shareholder Proposals Other Than Pursuant to Rule 14a-8

The Company’s Amended and Restated Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and shareholder proposals to be brought before an annual meeting.  Shareholder proposals and nominations may not be brought before the Annual Meeting unless, among other things, the shareholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Amended and Restated Bylaws, and the shareholder’s submission was received by us no earlier than the close of business on February 18, 2013, and no later than March 20, 2013.  No notice that a shareholder intends to present a proposal or nomination for the Annual Meeting was received.  Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting.

Shareholder proposals and nominations may not be brought before the 2014 Annual Meeting unless, among other things, the shareholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Amended and Restated Bylaws, and the shareholder’s submission is received by us no earlier than the close of business on February 10, 2014, and no later than March 12, 2014.  Proposals or nominations not meeting these requirements will not be entertained at the 2014 Annual Meeting.

Shareholders recommending candidates for consideration by the Nominating and Corporate Governance Committee must provide the candidate’s name, biographical data and qualifications.  Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.  These requirements are separate from, and in addition to, the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the proxy statement.  A copy of the full text of these bylaw provisions may be obtained from our website at www.rexahn.com.

EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company.  The Company will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending Proxy Materials to principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.  The Company’s Annual Report on Form 10-K, for the year ended December 31, 2012 was mailed along with this Proxy Statement.

SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 22, 2013.  SHAREHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

AVAILABILITY OF FORM 10-K

We are making available on the Internet or providing, upon request, without charge, to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K, including our financial statements but excluding the exhibits to Form 10-K. The Annual Report includes a list of the exhibits that were filed with the Form 10-K, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact our Secretary, Tae Heum Jeong at 240-268-5300 or write us at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850.  You may also send an email to us at ir@rexahn.com.  Our Annual Report on Form 10-K, and our other filings with the SEC, including the exhibits, are also available for free on the SEC’s Internet site (http://www.sec.gov).

HOUSEHOLDING

If you are a beneficial owner, but not the record holder, of shares of the Company’s stock, your broker, bank or other nominee may only deliver one (1) copy of this Proxy Statement and our 2012 Annual Report to multiple shareholders at the same address, unless that nominee has received contrary instructions from one (1) or more of the shareholders.  We will deliver, upon request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the documents was delivered.  A shareholder desiring to receive a separate copy of the Proxy Statement and 2012 Annual Report, now or in the future, should call our Secretary, Tae Heum Jeong, at 240-268-5300, or submit a request by writing to 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850 or by emailing us at ir@rexahn.com. Also, beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the same address in the future.

April 22, 2013

APPENDIX A
REXAHN PHARMACEUTICALS, INC.
2013 STOCK OPTION PLAN

1.	Establishment and Purpose

REXAHN PHARMACEUTICALS, INC., a Delaware corporation (the "Corporation") hereby establishes the REXAHN PHARMACEUTICALS, INC. 2013 STOCK OPTION PLAN (the "Plan") upon the terms and conditions hereafter stated. The purpose of the Plan is to promote the long-term growth and profitability of the Corporation by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility. To accomplish such purpose, the Plan permits the granting of stock options, including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code.

2.	Definitions

Under the Plan, except where the context otherwise indicates, the following definitions apply:

(a)           "Board" shall mean the Board of Directors of the Corporation.

(b)           "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Corporation's assets to an unrelated person or entity; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which (1) the Corporation is not the surviving or continuing corporation, (2) the holders of the Corporation's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction or (3) the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

(c)           "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

(d)           "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

(e)           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(f)           "Fair Market Value" of a share of the Corporation's Stock for any purpose on a particular date shall be determined by the Committee to mean:

 (i)            at any time the  Stock continues to be listed or traded on any securities exchange market, the closing price per share of Stock as reported on such date, or (ii) if the Stock is no longer listed on a securities exchange, the last reported sale price per share of Stock in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market, or (iii) at any time the Stock is not listed on any securities exchange market or quoted in an over-the-counter market, the value of a share of Stock so determined by the Board in good faith.

(g)           “Grant Agreement" shall mean a written agreement between the Corporation and a Grantee memorializing the terms and conditions of an Option pursuant to the Plan.

(h)           "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a Grantee or such other date as the Committee shall so designate at the time of taking such formal action.

(i)            “Grantee” shall mean any eligible person who receives an award of Options under the Plan pursuant to a Grant Agreement.

(j)            "Option" shall mean any stock option awarded hereunder.

(k)           "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

(l)           "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

(m)           "Stock" shall mean shares of the Corporation's common stock, par value of $.0001 per share.

(n)           "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.	Administration

(a)           Procedure.  The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board, other than for purposes of Section 3(b).

The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

(b)           Procedure After Registration of the Stock.  Notwithstanding the provisions of Section 3(a) above, in the event that the Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, the members of the Committee shall be both "Non-Employee Directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code. Upon and after the point in time that the Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, the Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

(c)           Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

(i)           determine the eligible persons to whom, and the time or times at which Options shall be granted,

(ii)          determine the types of Options to be granted,

(iii)         determine the number of shares of Stock to be covered by each Option,

(iv)         impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

(v)          modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the Grantee without the Grantee's consent,

(vi)         accelerate or otherwise change the time period in which an Option may be exercised and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Option, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any Grantee's employment, and

(vii)        establish objectives and conditions, if any, for the granting and/or vesting of Options and determining whether Options will be granted and/or vested after the end of a performance period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

(d)           Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

(e)           Indemnification. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

(f)           Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.	Maximum Shares Available for the Plan

Subject to adjustments as provided in Section 9 of the Plan, the shares of Stock that may be delivered or purchased with respect to the exercise of Options granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of seventeen million (17,000,000) shares of Stock of the Corporation. The Corporation shall reserve said number of shares for Options under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled without the delivery of shares of Stock or other consideration, the shares of Stock subject to such Option shall thereafter be available for further Options under the Plan.

5.	Participation

Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.  To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or Section 162(m) of the Code is applicable to the Plan or an Option granted thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

Options may be granted to such eligible persons and for or with respect to such number of shares of Stock as the Committee shall determine, subject to the limitations in Section 4 and Section 6(e) of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6.	Stock Options

Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

(a)           Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Grantee, stating the number of shares of Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

(b)           Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that  the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date any stock option is granted.

(c)           Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, unless otherwise determined by the Committee, in shares of Stock or a combination of cash and shares of Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the Option. Any fractional share will be paid in cash.

For so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

(d)           Terms of Options. The term during which each Option may be exercised shall be determined by the Committee; provided, however, that in no event shall an incentive stock option be exercisable more than ten (10) years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the Grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

(e)           Restrictions on Incentive Stock Options. Incentive stock options granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

(i)           Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's original adoption by the Board or approval by the Corporation’s stockholders.

(ii)          Exercise Price and Term. The exercise price of any incentive stock option granted to a Grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the shares covered by the option on the Grant Date and the term of such stock option shall not exceed five (5) years.

(iii)         Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock, or any other shares of capital stock, with respect to which all incentive stock options first become exercisable by any Grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

(iv)         Permitted Grantees. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

(v)          Designation. No Option shall be an incentive stock option unless so designated by the Committee in the Grant Agreement evidencing such Option.

(f)    Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.	Withholding of Taxes

The Corporation may require, as a condition to the grant of any Option under the Plan or exercise pursuant to such Option or to the delivery of certificates for shares issued or payments of cash to a Grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the Grantee pay to the Corporation, in cash or, unless otherwise determined by the Corporation, in shares of Stock, including shares acquired upon exercise of the Option, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such Grantee to cover any such taxes.

8.	Transferability

Options shall not be transferable by a Grantee except by will or the laws of descent or distribution, and during a Grantee's lifetime shall be exercisable only by such Grantee or the Grantee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, a Grantee who holds nonqualified stock option may transfer such option: (i) to his or her spouse, lineal ascendant, lineal descendants; (ii) to a duly established trust for the benefit of one or more of these individuals; or (iii) pursuant to a qualified domestic relations order. Options so transferred may thereafter be transferred only to the Grantee who originally received the grant or to an individual or trust to whom the Grantee would have initially transferred the Option pursuant to this Section. Awards which are transferred pursuant to this Section shall be exercisable by the transferee according to the same terms and conditions as applied to the Grantee.

9.	Adjustments; Business Combinations

In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares with respect to which Options may be granted under the Plan, as provided in Section 4 of the Plan, shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options granted under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Stock referred to above.

In the event of any proposed Change in Control (but subject, in the case of any Grantee, to the terms of such Grantee's Grant Agreement), the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of the Plan and to protect the Grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; or (iii) in any case where equity securities other than Stock of the Corporation are proposed to be delivered in exchange for or with respect to Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 9) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization, and except as provided in any Grant Agreement), then notwithstanding any restrictions on exercise set forth in the Plan: (i) each Grantee shall have the right to exercise his Option, to the extent vested and exercisable, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the Grantee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date. The Committee shall give each Grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the Grantee's rights with respect to his outstanding Option.

10.	Termination and Modification of the Plan

The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or quotation system established by any securities exchange or over-the-counter market upon which the Corporation’s Stock trades; including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended but no such action shall adversely affect the rights of any outstanding Option without the holder’s consent.

11.	Non-Guarantee of Employment

Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

12.	Termination of Employment

For purposes of maintaining a Grantee's continuous status as an employee and accrual of rights under any Option, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13.	Written Agreement

Each Grant Agreement entered into between the Corporation and a Grantee with respect to an Option granted under the Plan shall incorporate the terms of the Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14.	Non-Uniform Determinations

The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants of Options under the Plan, whether or not such persons are similarly situated.

15.	Limitation on Benefits

With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16.	Compliance with Securities Law

Shares of Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any any securities exchange or over-the-counter market upon which the Corporation’s Stock trades, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

17.	No Limit on Other Compensation Arrangements

Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options otherwise than under the Plan.

18.	No Trust or Fund Created

Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a Grantee or any other person. To the extent that any Grantee or other person acquires a right to receive payments from the Corporation pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

19.	Governing Law

The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

20.	Plan Subject to Certificate of Incorporation and By-Laws

The Plan is subject to the Certificate of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

21.	Effective Date; Termination Date

The Plan shall become effective as of the date the Board approves this Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless the Plan is approved by the requisite  vote of the holders of the outstanding voting Stock of the Corporation within twelve (12) months before or after the date of the Board’s adoption.

PROXY
REXAHN PHARMACEUTICALS, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SHAREHOLDER NAME:_________________________________
NO. SHARES AS OF APRIL 18, 2013:________________________

The undersigned hereby appoints Chang H. Ahn and Tae Heum Jeong, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of Rexahn Pharmaceuticals, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Rexahn Pharmaceuticals, Inc. to be held on June 10, 2013, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

Please mark your votes as indicated in this example   ☒

	For		Withhold
Proposal 1. Election of Directors
Election of Chang H. Ahn	☐		☐
Election of Charles Beever	☐		☐
Election of Peter Brandt	☐		☐
Election of Kwang Soo Cheong	☐		☐
Election of Si Moon Hwang	☐		☐
Election of David McIntosh	☐		☐
Election of Peter Suzdak	☐		☐
	For	Against	Abstain
Proposal 2. Ratification of the Appointment of ParenteBeard LLC as the Independent Registered Public Accounting Firm	☐	☐	☐
	For	Against	Abstain
Proposal 3. Approval of the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan	☐	☐	☐

I/We plan to attend the meeting.  Yes ☐  No ☐

☐

Signature _______________________________________	Signature if held jointly ___________________________________

Date: ______________, 2013

This proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  If shares are held by jointly, both should sign.  If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the proxy card. Please sign, date and return the proxy card promptly using the enclosed envelope.

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the election of each of the nominees for director named in Proposal 1, and “FOR” Proposals 2 and 3.  If any other business is presented at the Annual Meeting of Shareholders, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Shareholders.

If you vote by Internet, please do not mail your proxy card.
To view the Annual Report and Proxy materials online go to:
www.rexahn.com